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                                                                    EXHIBIT 21.2

                                 SUBSIDIARIES OF
                   CHANCELLOR MEDIA CORPORATION OF LOS ANGELES

                               RADIO SUBSIDIARIES



NAME OF ENTITY                                                             STATE OF INCORPORATION

Broadcast Architecture, Inc.                                               Massachusetts
Cadena Estereotempo, Inc.                                                  Puerto Rico
Chancellor Media Corporation of California                                 Delaware
Chancellor Media Corporation of Charlotte                                  Delaware
Chancellor Media Corporation of Houston                                    Delaware
Chancellor Media Corporation of Illinois                                   Delaware
Chancellor Media Corporation of the Keystone State                         Delaware
Chancellor Media Corporation of the Lone Star State                        Delaware
Chancellor Media Corporation of Massachusetts                              Delaware
Chancellor Media Corporation of Miami                                      Delaware
Chancellor Media Corporation of Michigan                                   Delaware
Chancellor Media Corporation of New York                                   Delaware
Chancellor Media Corporation of Ohio                                       Delaware
Chancellor Media Corporation of St. Louis                                  Delaware
Chancellor Media Corporation of Washington, D.C.                           Delaware
Chancellor Media/KCMG, Inc.                                                Delaware
Chancellor Media Licensee Company                                          Delaware
Chancellor Media of Houston Limited Partnership                            Delaware
Chancellor Media Pennsylvania License Corp.                                Delaware
Chancellor Media Radio Licenses, LLC                                       Delaware
Chancellor Media/Riverside Broadcasting Co., Inc.                          Delaware
Chancellor Media/Shamrock Broadcasting, Inc.                               Delaware
Chancellor Media/Shamrock Broadcasting of Texas, Inc.                      Texas
Chancellor Media/Shamrock Radio Licenses, LLC                              Delaware
Chancellor Media/WAXQ, Inc.                                                Delaware
Cleveland Radio Licenses, LLC                                              Delaware
KLOL License Limited Partnership                                           Delaware
KZPS/KDGE License Corp.                                                    Delaware
Portorican American Broadcasting, Inc.                                     Puerto Rico
Primedia Broadcast Group, Inc.                                             Puerto Rico
Radio 100, L.L.C.                                                          Delaware
WAXQ License Corp.                                                         Delaware
WIO, Inc.                                                                  Puerto Rico
WIOQ License Corp.                                                         Delaware
WLDI, Inc.                                                                 Puerto Rico
WLTW License Corp.                                                         Puerto Rico
WNZT, Inc.                                                                 Puerto Rico
WOQI, Inc.                                                                 Puerto Rico
WOYE, Inc.                                                                 Puerto Rico
WRPC, Inc.                                                                 Puerto Rico




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            CHANCELLOR MEDIA CORPORATION OF LOS ANGELES SUBSIDIARIES


WTOP License Limited Partnership                                 Delaware
Zebra Broadcasting Corporation                                   Ohio










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             CHANCELLOR MEDIA CORPORATION OF LOS ANGELES SUBSIDIARIES


                               MEDIA SUBSIDIARIES


NAME OF ENTITY                                                             STATE OF INCORPORATION

Amcast Radio Sales, Inc.                                                   Delaware
Christal Radio Sales, Inc.                                                 Delaware
Eastman Radio Sales, Inc.                                                  Delaware
Katz Cable Corporation                                                     Delaware
Katz Communications, Inc.                                                  Delaware
Katz International Limited                                                 England
Katz Media Corporation                                                     Delaware
Katz Millennium Marketing, Inc.                                            Delaware
Katz Radio Sales Limited                                                   England
Katz Television Sales Limited                                              England
National Cable Communications, L.P.                                        Delaware
The National Payroll Company, Inc.                                         Delaware
Seltel, Inc.                                                               Delaware





                              OUTDOOR SUBSIDIARIES


NAME OF ENTITY                                                             STATE OF INCORPORATION
Chancellor Media MW Sign Corporation                                       Delaware
Chancellor Media Martin Corporation                                        Delaware
Chancellor Media Nevada Sign Corporation                                   Delaware
Chancellor Media Outdoor Corporation                                       Delaware
Chancellor Media Whiteco Outdoor Corporation                               Delaware
Dowling Company Incorporated                                               Virginia
Hardin Development Corp.                                                   Florida
Martin & MacFarlane, Inc.                                                  California
Martin Media, L.P.                                                         California
MW Sign Corp.                                                              California
Nevada Outdoor Systems, Inc.                                               Nevada
Parsons Development Company                                                Florida
Revolution Outdoor Advertising, Inc.                                       Florida
Western Poster Service, Inc.                                               Texas






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